SUBSIDIARY SECURITY AGREEMENT

         THIS SUBSIDIARY SECURITY AGREEMENT (this "Security Agreement") is entered into as of July 1, 1998, between Kavouras, Inc. , a Minnesota corporation having its principal place of business at 11400 Rupp Drive, Burnsville, Minnesota 55337-1279 (the "Debtor"), and FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 as agent ("Secured Party") for itself ("FNB-O") and FIRST NATIONAL BANK, WAHOO, NEBRASKA ("FNB-W"), a national banking association having its principal place of business at Wahoo, Nebraska 68066, NBD BANK ("NBD"), a bank organized under the laws of the State of Michigan having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226, NORWEST BANK NEBRASKA, N.A. ("Norwest"), a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102, US BANK, NATIONAL ASSOCIATION ("US Bank"), a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508, the SUMITOMO BANK, LIMITED ("Sumitomo"), a Japanese bank being represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch, MERCANTILE BANK OF ST. LOUIS, N.A.("Mercantile"), a national banking association having its principal place of business at One Mercantile, 7th and Washington Streets, St. Louis, Missouri 63101, BANK OF MONTREAL ("Montreal"), a Canadian bank being represented by its office at 430 Park Avenue, New York, New York 10022, LASALLE NATIONAL BANK ("LaSalle"), a national banking association being represented by its office at One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102, and NATIONSBANK, N.A. ("Nationsbank"), a national banking association having an office at 800 Market Street, 12th Floor, St. Louis, Missouri 63101-2506.

                                   WITNESSETH:

         WHEREAS, Debtor is a wholly-owned subsidiary of Data Transmission Network Corporation ("DTN"); and

         WHEREAS, DTN and Secured Party are parties to a 1997 Revolving Credit Agreement (the "Revolving Credit Agreement") and a 1997 Term Credit Agreement (the "Term Credit Agreement"), each dated as of February 26, 1997, as amended from time to time (together, the "Credit Agreements"); and

         WHEREAS, pursuant to the Revolving Credit Agreement, Secured Party and the Revolving Lenders defined in such Revolving Credit Agreement from time to time may make advances to DTN which may be used for the benefit of DTN and Debtor; and

         WHEREAS, pursuant to the Credit Agreements, DTN is required to have any subsidiary execute a security agreement and file Uniform Commercial Code

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                                    - 723 -
financing statements as shall be necessary to grant and perfect a security interest in favor of the lenders under such Credit Agreements;

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

               1. Grant of Security Interest. Debtor hereby grants to Secured Party a security interest in the personal property of Debtor as described on Exhibit A to this Security Agreement (the "Collateral").

               2. Obligations Secured. The security interest granted herein is given to secure all present and future obligations of DTN: (i) under the Revolving Credit Agreement; (iii) under the 1996 Revolving Credit Agreement dated as of June 28, 1996 as amended from time to time between DTN, FNB-O, FNB-W, Norwest, NBD, First Bank, Sumitomo, Mercantile, Montreal, LaSalle and The Boatmen's National Bank of St. Louis ("Boatmen's"); (iv) under the 1995 Restated Loan Agreement dated as of June 29, 1995, as amended from time to time between DTN and FNB-O, FNB-W, US Bank, NBD , Norwest, and Boatmen's; (v) under the 1993 Restated Loan Agreement dated as of November 8, 1993, as amended from time to time, between DTN and FNB-O, US Bank, FNB-W, NBD, Norwest and Boatmen's; (vi) under the Loan Agreement dated as of October 9, 1992, as amended from time to time, between DTN and FNB-O, US Bank, and FNB-W, or under any interest rate protection agreement entered into by DTN with one or more Lenders; (vii) under any and all Notes previously, now or hereafter made by DTN to the Lenders pursuant to any of the foregoing Loan Agreements and interest rate protection agreements (all of which are referred to herein as the "Loan Agreements") or any predecessor loan agreements, including, without limitation, the Existing Term Notes and any notes given in extension, renewal or substitution of the Notes;
(viii) to reimburse the Secured Party for all sums, if any, advanced to protect the Collateral; and (ix) to reimburse Secured Party for all costs and expenses incurred in collection of the foregoing, including, without limitation, costs of repossession and sale and reasonable attorneys' fees. This Security Agreement shall not be deemed to extinguish existing indebtedness of DTN under any of the agreements referenced in this Section 3 or any of the notes issued thereunder or to release, terminate or affect the priority of any security therefor.

               4.   Representations   and  Warranties.   Debtor  represents  and
warrants:

                    (a) Possession  and Ownership.  Except as shown on Exhibit 4
(a) attached to this Security Agreement, the Collateral is or will be in Debtor's possession (except for equipment or inventory provided to Debtor's customers in the ordinary course of business) and Debtor has or will acquire absolute title thereto and will defend the Collateral against the claims and demands of all persons other than Secured Party, the rights of customers to use the Collateral in the ordinary course of Debtor's business, and existing security interests and leaseholds shown on such Exhibit 4 (a).


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

                    (b) Liens and Encumbrances. No financing statement covering the Collateral or other filing evidencing any lien or encumbrance on the Collateral is on file in any public office and there is no lien, security interest or encumbrance on the Collateral except for the security interest held by Secured Party pursuant to this Security Agreement and for those security interests and leaseholds described in (a) above and Exhibit 4(a).

                    (c) Truth of Representations. All information, statements, representations, and warranties made by Debtor herein and in any financial or credit statement, application for credit, or any other writing executed prior to or substantially contemporaneously herewith are true, accurate and complete in all material respects.

                    (d) Location. Debtor has its chief executive office and principal place of business at 11400 Rupp Drive, Burnsville, Minnesota and Debtor keeps its records concerning the Collateral at such address and at the offices of DTN located at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114.

                    (e) Authority. Debtor has full authority to enter into this Security Agreement and in so doing is not violating any law, regulation, or agreement with third parties. This Security Agreement has been duly and validly authorized by all necessary corporate action.

               5. Covenants. Debtor covenants and agrees:

                    (a) Liens and Encumbrances. Except as otherwise expressly allowed herein or as permitted to DTN under the Loan Agreements, Debtor shall keep the Collateral free and clear of liens, encumbrances, security interests, and other claims of third parties and will, at Debtor's expense, defend the Collateral against the claims and demands of all third parties. Debtor shall promptly pay and discharge any indebtedness owing to any third party who, by reason of said indebtedness, could obtain or become entitled to a lien or encumbrance on the Collateral, other than such indebtedness being contested in good faith and with respect to which adequate reserves have been established.

                    (b) Proceeds; Sale. Debtor shall not sell or otherwise dispose of any Collateral without first obtaining the written consent of Secured Party; provided, however, that Debtor may (i) sell or provide equipment or inventory to customers in the ordinary course of Debtor's business, and (ii) dispose of obsolete or out-of-date equipment to others so long as the value of equipment or inventory disposed of to others (e.g., for salvage purposes) does not exceed, in aggregate,$500,000. Debtor shall at all times keep the Collateral and the proceeds from any authorized or unauthorized disposition thereof identifiable and separate from the other property of Debtor or any third party; provided, however, that Debtor may commingle and use for general corporate purposes (y) the proceeds of sales of inventory to customers sold in accordance with clause (i) above in this Section 5(b) and (z) up to $500,000 in aggregate net book value of the proceeds of sale or other disposition of obsolete or out-of-date equipment disposed of in accordance with clause (ii) above in this
Section 5(b).

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                    (c)  Protection  of Value.  Debtor shall use the utmost care and diligence to protect and preserve the Collateral, and shall not commit nor suffer any waste to occur with respect to the Collateral. In pursuance of the foregoing, Debtor shall maintain the Collateral in good condition and repair and shall take such steps as are necessary or as are requested by Secured Party to prevent any impairment of the value of the Collateral.

                    (d) Taxes. Debtor shall pay and discharge prior to any delinquency thereof any and all taxes, levies and other impositions made upon the Collateral which may give rise to liens upon the Collateral if unpaid or which are imposed upon the creation, perfection, or continuance of the security interest provided for herein, other than taxes being contested in good faith and with respect to which adequate reserves have been established.

                    (e) Insurance. All risk of loss of, damage to, or destruction of the Collateral shall at all times be on Debtor. Debtor shall procure and maintain, at its own expense, insurance covering the Collateral against all risks under policies and with companies acceptable to Secured Party, for the duration of this Security Agreement (except for equipment provided to Debtor's Customers in the ordinary course of business). Such policies shall be written for and shall name Debtor and Secured Party as their interests may appear, shall contain a standard loss payable clause in favor of Secured Party. Proof of insurance shall be provided to Secured Party upon request. For purposes of security, Debtor hereby assigns to Secured Party any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under any such policy. Debtor hereby directs the issuer of any such policy to pay any such monies directly to Secured Party. Secured Party may act as attorney for Debtor in obtaining, settling and adjusting such insurance and in endorsing any checks or drafts paid thereunder.

                    (f) Secured Party as Payee. Debtor shall take such steps as are necessary or as are requested by Secured Party to have Secured Party named as a payee on any check, draft or other document or instrument which Debtor may obtain or anticipate obtaining with respect to the Collateral other than the sale of inventory to customers in the ordinary course of Debtor's business and the sale of obsolete or out-of-date equipment in accordance with Section 5(b) hereof. Without limiting the generality of the foregoing, Secured Party shall be named as a payee on all instruments from insurers of the Collateral. Notwithstanding anything in the foregoing or in Subsection (e) above to the contrary, Secured Party agrees that: (i) insurance proceeds may be paid to Debtor so long as no event of default exists hereunder and such proceeds are, in aggregate, less than $500,000; and (ii) Secured Party's rights hereunder are subject to the interests of the parties identified on Exhibit 4 (a) and the rights of Debtor's customers as set forth in Section 4(a) above.

                    (g) Records. Debtor shall keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition, and shall allow Secured Party to inspect the same from time to time upon reasonable request and shall submit such periodic reports relating to the same to Secured Party from time to time as Secured Party may reasonably request. Debtor shall provide that the Secured Party's interest is noted on all chattel

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                                    - 726 -
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paper and that there is only one single  original of any  chattel  paper held by
Debtor and created after the date hereof.

                    (h) Notice to Secured Party. Debtor shall promptly notify Secured Party of any loss or damage to the Collateral, any impairment of the value thereof, or any claim made thereto by any third party.

                    (i) Location. Except for equipment or inventory provided to Debtor's customers in the ordinary course of business, Debtor will not move the Collateral, its chief executive office, principal place of business or places where it keeps its records concerning the Collateral from the locations specified above without first obtaining the written consent of Secured Party and shall not permit any Collateral to be located in any state in which a financing statement covering the Collateral is required to be, but has not in fact been, filed in order to perfect the security interest granted herein. Debtor shall not change its name without giving Secured Party at least ninety (90) days' prior notice thereof.

                    (j) Other Documents. Debtor shall execute such further documents as may be requested by Secured Party to obtain and perfect a security interest in the Collateral, including without limitation, Uniform Commercial Code Financing Statements and amendments thereto. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement signed by Debtor shall have the same force and effect as the original for all purposes of a financing statement.

               6. Default. Debtor shall be in default hereunder if any of the following occurs:

                    (a) Event of Default. An Event of Default occurs under any of the Notes or the Loan Agreements.

                    (b) Misrepresentation. Any of the representations or warranties made by Debtor herein or in any of the documents referred to herein or executed prior hereto or substantially contemporaneously herewith are or become false or misleading in any material respect.

                    (c) Breach of Covenants. Debtor fails to perform any of its covenants, agreements or obligations hereunder or under any document referred to herein or executed prior hereto or substantially contemporaneously herewith and such failure is not cured within ten (10) business days after knowledge of such default; provided, however, that there shall be no cure period for the failure of Debtor to comply with the provisions of Section 5 (b) hereof.

                    (d) Other Indebtedness. Any event occurs which results in acceleration of the maturity of the indebtedness of Debtor under any material agreement with any third party.

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

                    (f) Loss of Security. Collateral with an aggregate value in excess of $500,000 is lost, damaged or destroyed and such Collateral is not covered by insurance.

                    (g) Business Failure. The death, dissolution, termination of existence (other than a merger of Debtor into DTN), appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or commencement of any proceeding in bankruptcy or insolvency by or against Debtor or any principals of Debtor or any guarantor or surety for Debtor.

               7. Rights and Remedies of Secured Party. Secured Party shall have all of the rights and remedies provided at law and in equity and in the Uniform Commercial Code and in addition thereto and without limitation thereon shall have the following rights which may be exercised singularly or concurrently:

                    (a) Inspection. Secured Party may at any time, with or without notice, enter upon Debtor's premises or any other place where the Collateral is located to inspect and examine the same and, if Debtor is in default, to take possession thereof.

                    (b) Performance by Secured Party. If Debtor fails to perform any of its obligations hereunder, Secured Party may, at its sole discretion, pay or perform such obligations for Debtor's account and may add any cost or expense thereof to the obligations secured hereby.

                    (c) Acceleration. Upon default, Secured Party may, without demand or notice to Debtor, accelerate all of the obligations secured hereby and proceed to enforce payment of the same with or without first resorting against the Collateral.

                    (d) Proceed Against Collateral. Subject to applicable cure periods, if any, upon default Secured Party may: require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party; take possession of the Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof which Debtor hereby expressly waives) and sell, retain or otherwise dispose of the Collateral in full or partial satisfaction of the obligations secured hereby.

                    (e) Power of Attorney. Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party as Debtor's true and lawful attorney, with full power of substitution, without notice to Debtor and at such time or times as Secured Party in its sole discretion may determine to: (i) create, prepare, complete, execute, deliver and file such documents, instruments, financing statements, and other agreements and writings as may be deemed appropriate by Secured Party to facilitate the intent of this Security Agreement; (ii) notify account debtors and others with obligations to Debtor to make payment of their obligations to Secured Party; (iii) demand, enforce and receive payment of any accounts or obligations owing to Debtor, by legal proceedings or otherwise; (iv) settle, adjust, compromise, release, renew or

                                       6
extend any account or obligation owing to Debtor; (v) notify postal authorities to change the address for delivery of mail to Debtor to such address as Secured Party may designate; (vi) receive, open and dispose of all mail addressed to Debtor; (vii) endorse Debtor's name on any check, note, draft, instrument or other form of payment that may come into Secured Party's possession; and (viii) send requests to Debtor's customers and account debtors for verification of amounts due to Debtor. Secured Party covenants not to exercise the foregoing rights prior to the occurrence of an event of default hereunder.


               8. Obligations of Secured Party. Secured Party has no obligations to Debtor hereunder except those expressly required herein. Except as expressly provided in the Loan Agreements, Secured Party has not agreed to make any further advance or loan of any kind to Debtor or DTN. Secured Party's duty of care with respect to the Collateral in its possession shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping the Collateral or, in the case of Collateral in the possession of a bailee or third party, exercises reasonable care in the selection of the bailee or third party. Secured Party need not otherwise preserve, protect, insure or care for the Collateral. Secured Party need not preserve rights the Debtor may have against prior parties, realize on the Collateral in any particular manner or order, or apply proceeds of the Collateral in any particular order of application.

               9. Miscellaneous.

                    (a) No Waiver. No delay or failure on the part of Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                    (b) Amendment and Termination. This Security Agreement may be amended or terminated and the security interest granted herein can be released only by an explicit written agreement signed by Debtor and Secured Party.

                    (c) Choice of Law. This Security Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Nebraska.

                    (d) Binding  Agreement.  This  Security  Agreement  shall be
binding  upon  the  parties  hereto  and  their  heirs,   successors,   personal
representatives and permitted assigns.

                    (e) Assignment. This Security Agreement may be assigned by Secured Party only.

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

                    (f)   Captions.   Captions  and  headings   herein  are  for
convenience only and in no way define, limit or describe the scope or intent of any provision or section of the Security Agreement.

                    (g) Severability. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

                    (h) Notices. All notices to be given shall be deemed sufficiently given if delivered or mailed by registered or certified mail postage prepaid if to Debtor in care of Data Transmission Network, Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114; if to Secured Party at One First National Center, Omaha, Nebraska 68102; or such other address as the parties may designate in writing from time to time. Debtor shall promptly notify Secured Party of any changes in Debtor's address.

                    (i) Priorities. The security interest of a Lender in any property of the Debtor (i) arising under and in connection with the Credit Agreements, this Security Agreement or any of the Related Loan Agreements and
(ii) granted to secure any obligation of DTN to such Lender, including, without limitation, all Collateral, shall rank equally in priority with the security interests of each of the other Lenders, if any, in such property of the Borrower, irrespective of the time or order of attachment or perfection of such security interest, or the time or order of filing, or the failure to file, and regardless of the date any obligation of DTN to a Lender was incurred. Any amounts or payments obtained upon disposition of any property securing an obligation of DTN to a Lender shall be applied as provided in Article VII of the 1997 Revolving Credit Agreement as in effect on February 26, 1997. Unanimous approval of the Lenders shall be required for amendments to this Section 9(i).

         IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of this 1st day of July, 1998.


                          KAVOURAS, INC.


                          By /s/ Brian L. Larson
                             --------------------------
                          Title Vice President, CFO and Secretary



                          FIRST NATIONAL BANK OF OMAHA,
                          as agent for itself, US Bank,
                          National Association, First
                          National Bank, Wahoo,

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

                          Nebraska, NBD Bank,
                          Norwest Bank Nebraska, N.A.,
                          Nationsbank, N.A., The Sumitomo Bank, Limited, Mercantile Bank of St. Louis, N.A., Bank of Montreal, and LaSalle National Bank


                          By /s/ James P. Bonham
                          Title Vice President






                                       9
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



                                    EXHIBIT A
                              TO SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                            KAVOURAS, INC. ("Debtor")

                                   COLLATERAL

         All of Debtor's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Debtor in deposits and advance payments made to Debtor by its customers and/or subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in Debtor's computer software used in the provision of the services to Debtor's customers and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired by Debtor and all proceeds and products thereof; and all proceeds and products of the foregoing.















                                       10
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





                              ATTACHMENT A TO UCC-1

                                   COLLATERAL

         All of Debtor's accounts, accounts receivable, chattel paper, documents, instruments, goods, inventory, equipment, general intangibles, contract rights, all rights of Debtor in deposits and advance payments made to Debtor by its customers and/or subscribers, accounts due from advertisers and all ownership, proprietary, copyright, trade secret and other intellectual property rights in and to computer software (and specifically including, without limitation, all such rights in Debtor's computer software used in the provision of the services to Debtor's customers) and all documentation, source code, information and works of authorship pertaining thereto, all now owned or hereafter acquired by Debtor and all proceeds and products thereof; and all proceeds and products of the foregoing.




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





                                  EXHIBIT 4 (a)
                              TO SECURITY AGREEMENT
                                 BY AND BETWEEN
            FIRST NATIONAL BANK OF OMAHA, as Agent ("Secured Party")
                                       AND
                            KAVOURAS, INC. ("Debtor")


                             PERMITTED ENCUMBRANCES


Secured Party                                        Comments

Small Business Administration               To be  released not later than
                                            July 30, 1998

Norwest Bank                                To be  released not later than
                                            September 30, 1998

Federal Aviation Administration             Rights as lessees under leasehold of
                                            certain Vista work stations


               EQUIPMENT NOT LOCATED AT DEBTOR'S or DTN'S ADDRESS

Equipment                                            Location

Tooling                                         Microwave Specialties
                                                520 Carmel Street
                                                San Marcos, CA 92069

Vista Work Stations                             Federal Aviation Administration
                                                Cheekdowaga, NY




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